UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 8, 2023

GOLUB CAPITAL BDC 4, INC.

(Exact name of Registrant as Specified in Its Charter)

maryland	814-01504	88-1608711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, 25th Floor, New York, NY	10166
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 750-6060

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

On September 8, 2023, Golub Capital BDC 4, Inc. (the “Company”) and Golub Capital BDC 4 Funding LLC (“GBDC 4 Funding”), a direct, wholly owned subsidiary of the Company, entered into an increase notice and a third amendment (collectively and together with certain other documents executed concurrently, the “Third PNC Facility Amendment”) to the documents governing the revolving credit facility, initially entered into as of July 8, 2022, by and among the Company, GBDC 4 Funding, PNC Bank, National Association, as administrative agent for the secured parties, the collateral agent, and a lender, PNC Capital Markets LLC, as structuring agent, and the lenders from time to time party thereto (as amended, the “PNC Facility”). The Third PNC Facility Amendment was effective as of September 8, 2023.

The Third PNC Facility Amendment, among other things, increases the borrowing capacity under the PNC Facility from $145.0 million to $195.0 million and updates the applicable margin such that borrowings under the PNC Facility will bear interest, at the Company’s election and depending on the currency of the borrowing, of either the Eurocurrency Rate, the Daily Simple RFR, the Daily Simple SOFR, the Term SOFR Rate, or the Base Rate (each, as defined in the PNC Facility) plus a margin ranging from 2.00% to 2.40%, depending on the degree of uncalled capital commitments coverage of the PNC Facility’s borrowing base versus the assets of GBDC 4 Funding securing the facility. The Third PNC Facility Amendment included an annualized fee payable on the closing date of the amendment based on the increase in the commitments of the PNC Facility on the effective date of the Third PNC Facility Amendment, which fee was pro-rated for the remainder of the revolving period of the PNC Facility. The other material terms of the PNC Facility were unchanged.

Effective as of September 8, 2023, the Company adopted a waiver letter agreement for existing stockholders of the Company and a new form of subscription agreement to be used by investors in the Company’s common stock to, among other things, revise the transfer restrictions on shares of the Company’s common stock by waiving and removing, as applicable, the Company’s discretionary ability to withhold consent to a transfer of shares of the Company’s common stock, which changes were made in order to satisfy certain regulatory requirements applicable to the Company, and reduce the minimum capital commitment per investor from $250,000 to $10,000. The changes effected pursuant to the waiver letter agreement and the new form of subscription agreement will permit the Company to accept additional subscriptions from those subscribers who may be subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) while avoiding causing all or a portion of the assets of the Company to constitute “plan assets” under ERISA or Section 4975 of the Internal Revenue Code, as amended, which would impose additional restrictions on the Company’s operations.

The description above is only a summary of the material provisions of the PNC Facility Amendment, the revised form of subscription agreement and the waiver letter agreement and is qualified in its entirety by reference to copies of the PNC Facility Amendment documents, the revised form of subscription agreement and the waiver letter agreement, which are filed as Exhibits 10.1, 10.2, 10.3, and 10.4 to this current report on Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information contained in Item 1.01 of this current report on Form 8-K is incorporated by reference in this Item 2.03.

Item 7.01.	Regulation FD Disclosure.

On September 8, 2023, the Company sent a letter to existing stockholders of the Company regarding the waiver letter agreement. A copy of this letter to stockholders is attached hereto as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for any purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section. The information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1*	Third Amendment to Revolving Credit and Security Agreement, dated as of July 8, 2022, as amended from time to time, by and among Golub Capital BDC 4, Inc., a Maryland corporation, Golub Capital BDC 4 Funding LLC, a Delaware limited liability company, PNC Bank, National Association, as Administrative Agent for the Secured Parties, the Collateral Agent and a Lender, PNC Capital Markets LLC, as Structuring Agent, and the other Lenders from time to time party thereto, dated as of September 8, 2023.
10.2*	Increase Notice Regarding that certain Revolving Credit and Security Agreement, dated as of July 8, 2022, as amended from time to time, by and among Golub Capital BDC 4, Inc., a Maryland corporation, Golub Capital BDC 4 Funding LLC, a Delaware limited liability company, PNC Bank, National Association, as Administrative Agent for the Secured Parties, the Collateral Agent and a Lender, PNC Capital Markets LLC, as Structuring Agent, and the other Lenders from time to time party thereto, dated as of September 8, 2023.
10.3	Form of Subscription Agreement.
10.4	Waiver Letter Agreement.
99.1	Golub Capital BDC 4, Inc. Announces Waiver of Certain Rights in Connection with a New Form Of Subscription Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Exhibits and/or schedules to this Exhibit have been omitted in accordance with Item 601 of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted exhibits and/or schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Golub Capital BDC 4, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Golub Capital BDC 4, Inc.

Date: September 14, 2023	By:	/s/ Christopher C. Ericson
	Name:	Christopher C. Ericson
	Title:	Chief Financial Officer